Equity Method Investment (Notes)	12 Months Ended
Dec. 31, 2019
Equity Method Investment [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]
Equity Investments
On October 12, 2018 the Company invested $100.0 million in a related party, Scorpio Tankers, through participation in a public offering on a basis equivalent to other investors. As a result of this investment, the Company became a significant investor in Scorpio Tankers, a related party, holding a total of approximately 54.1 million shares of common stock, which was approximately 10.9% of the then issued and outstanding shares of Scorpio Tankers. While the Company was not directly invested in Scorpio Tankers prior to this investment, it shared a number of shareholders, directors and officers (see Note 15, Related Party Transactions), which along with its investment interest indicated its ability to exercise significant influence. Accordingly, this investment is accounted for under the equity method. The investment was subsequently adjusted to 5.4 million shares after a one-for-ten reverse stock split effected on January 18, 2019. The Company uses the fair value option in accounting for its investment in Scorpio Tankers based upon the quoted market price of Scorpio Tankers common stock. As of December 31, 2019, the Company’s carrying value in its equity method investment exceeded its share of investee net assets by approximately $23.0 million.
On October 22, 2019, the Company’s Board of Directors declared a one-time special stock dividend to the shareholders of the Company of an aggregate of approximately one million shares of common stock of Scorpio Tankers (NYSE:STNG). For each common share that a shareholder held in the Company on November 15, 2019 that shareholder received 0.0138 shares of common stock of Scorpio Tankers on December 13, 2019. The Scorpio Tankers common shares distributed in the special dividend were acquired from Scorpio Tankers in the abovementioned public offering of its common shares in October 2018. Following the payment of the special dividend, the Company continues to own approximately 4.4 million common shares of Scorpio Tankers. No fractional shares of Scorpio Tankers were issued in connection with the special dividend, and instead the Company’s shareholders received cash in lieu of any fractional shares.

On May 31, 2019, the Company invested $1.5 million in 2020 Bulkers in exchange for 166,667 shares of 2020 Bulkers common stock through a private placement and during October 2019, the Company sold all 166,667 shares. The Company accounted for this investment at fair value using the quoted market price as it did not have the ability to exercise significant influence.

Below is a table of equity investment activity (in thousands):

	Year Ended December 31,
	2019	2018
Beginning balance	$92,281	$—
Investment in Scorpio Tankers	—	100,000
Investment in 2020 Bulkers	1,500	—
Sale of investment in 2020 Bulkers	(1,547)	—
Special dividend of Scorpio Tankers shares to Company stockholders	(33,699)	—
Gain (loss) from change in fair value and dividend income from the investment Scorpio Tankers	114,716	(7,719)
Realized gain on investment in 2020 Bulkers	47	—
Equity investments at fair value	$173,298	$92,281
Dividend income from Scorpio Tankers common stock	$2,163	$541

The following table represents summarized information regarding the Company’s equity investee as of December 31, 2019 and 2018 (in thousands):

	December 31, 2019	December 31, 2018
Total revenues	$704,325	$585,047
Operating income	129,972	10,542
Net loss	(48,490)	(190,071)

Current assets	$302,978	$687,341
Non-current assets	4,861,032	4,096,823
Total assets	$5,164,010	$4,784,164
Current liabilities	$486,231	$447,200
Non-current liabilities	2,700,790	2,497,952
Total liabilities	$3,187,021	$2,945,152